Property and equipment, net	12 Months Ended
Dec. 31, 2016
Property and equipment, net
Property and equipment, net

4. Property and equipment, net

Property and equipment, net consist of the following:

	As of December 31,
	2015	2016
	RMB	RMB
Buildings	444,088	1,287,114
Machinery and equipment	202,674	719,947
Leasehold improvements	103,126	230,580
Vehicles	538,235	1,059,067
Furniture, office and electric equipment	81,653	152,973
Construction in progress	577,645	1,116,044

Total	1,947,421	4,565,725

Accumulated depreciation	(194,835)	(500,163)

Property and equipment, net	1,752,586	4,065,562

Depreciation expenses were RMB56,037, RMB145,276 and RMB301,668 for the years ended December 31, 2014, 2015 and 2016, respectively.

As at December 31, 2015 and 2016, the title certificates for certain buildings of the Group with an aggregate net book value of approximately RMB172,768 and RMB724,041, respectively, had not been obtained.